Second Quarter
2008 Earnings Call

Supplemental Slides

Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the quarter ended March 31, 2008, Form 10-K for the fiscal year ended December 31, 2007, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in these supplemental slides includes non-GAAP financial measures, including adjusted income (loss) from continuing operations and the related per common share amounts. A reconciliation of adjusted income (loss) from continuing operations to the most directly comparable financial measure calculated and presented in accordance with GAAP is presented within these slides. See the Current Report on Form 8-K filed with the SEC on
August 5, 2008, which includes these slides and the related earnings release for the quarter ended June 30, 2008, for the GAAP measure f basic and diluted earnings (loss) per common share.

Forward-Looking Statements

Revenue

(a)21 fewer satellites in 2008 versus 2007.

Revenue growth driven by strong discharge volumes in Inpatient.

Outpatient revenue stabilizing.

Pricing “roll-back” drives reduction in net patient revenue/discharge.

Year-over-Year

2nd Qtr.

2008

2nd Qtr.

2007

Change

Inpatient Revenue

(millions)

414.1

$

388.8

$

6.5%

Outpatient

and Other Revenue

(a)

(millions)

47.3

49.9

(5.2%)

Consolidated Net Operating Revenues

(millions)

461.4

$

438.7

$

5.2%

Discharges

27,188

25,748

5.6%

Net Patient Revenue/Discharge

15,231

$

15,100

$

0.9%

Sequential

2nd Qtr.

2008

1st Qtr.

2008

Change

Inpatient Revenue

(millions)

414.1

$

423.0

$

(2.1%)

Outpatient

and Other Revenue

(millions)

47.3

46.0

2.8%

Consolidated Net Operating Revenues

(millions)

461.4

$

469.0

$

(1.6%)

Discharges

27,188

26,517

2.5%

Net Patient Revenue/Discharge

15,231

$

15,952

$

(4.5%)

Expenses

Volume surge created inefficiency in Labor.

Other expenses in-line.

2nd Qtr.

2008

2nd Qtr.

2007

Salaries and Benefits (millions)

236.7

$

217.2

$

Percent of Net Operating Revenues

51.3%

49.5%

— Large discharge growth drove some inefficiencies (i.e higher

     contract labor).   Being addressed in second half 2008.

— Benefit investment made in 2008 to reduce turnover.

— Pricing "roll-back" in second quarter 2008 impacts percent of revenue calculation.

Hospital Related Expenses (millions)

112.3

$

107.4

$

(other operating, supplies, occupancy, bad debts)

Percent of Net Operating Revenues

24.3%

24.5%

— Slight improvement even considering pricing "roll-back."

General and administrative

at 4.9% of net operating revenues

(excluding $2.7 million of stock compensation cost)

Earnings
(In Millions, Except Per Share Data)

Very Strong Net Income and  EPS Growth

(a)2007 calculated ignoring antidilutive impact.
 (b)Excludes 5.0 million shares not yet issued under shareholder litigation settlement.

2nd Qtr.

2008

2nd Qtr.

2007

Income from Continuing Operations

47.2

$

4.7

$

Adjustments:

Government, class action, and related settlements

(8.6)

(25.7)

Professional fees -- accounting, tax, and legal

5.3

13.3

Gain on interest rate swap

(28.5)

(19.0)

Adjusted income (loss) from continuing operations

15.4

$

(26.7)

$

Weighted average common shares outstanding:

Diluted

93.0

92.1

Basic

79.5

78.7

Adjusted income (loss) from continuing operations per share

Fully Diluted

(b)

0.17

$

(0.29)

$

(a)

(as if preferred stock converted)

Basic

(b)

0.11

$

(0.42)

$

  (common shareholders after preferred dividend)

Equity Offering – Use of Proceeds
(In Millions)

(a)$9.6 million bought after June 30, 2008.
(b)Reflects initial reduction of revolver to zero at June 30, 2008 and subsequent borrowing of $14.9 million to provide funding for October 1, 2008 maturities.

Equity Offering Accelerates our Deleveraging Goal and Provides
Cash Flow for Further Deleveraging and Growth Opportunities

Use of Proceeds

ProForma

Annual Cash

Interest Savings

Redemption of 10.75% Senior Notes due 2016

(a)

34.6

$

3.7

$

Bond Premium Paid

2.6

-

Retirement of 10.750% Senior Subordinated

  Notes on October 1, 2008

(b)

30.3

3.3

Revolver Reduction (Net)

(b)

45.1

2.6

Term Loan Reduction

37.6

2.0

Total Proceeds

150.2

$

11.6

$

Equity Offering – Pro Forma Accretion
(In Millions, Except Per Share Data)

Equity Offering will Improve EPS

(a)Excludes 5.0 million shares not yet issued under shareholder litigation settlement.
(b)Adds total shares issued from the equity offering.  8.8 million shares issued; 0.4 million included in weighted average shares outstanding for second quarter 2008.

After Preferred

Dividend

Before Preferred

Dividend

Adjusted Income from Continuing Operations

15.4

$

15.4

$

Pro Forma Interest Savings (25% of annual savings)

2.9

2.9

Preferred Dividend

(6.5)

-

Pro Forma Adjusted

11.8

$

18.3

$

Basic

Fully Diluted

Shares Outstanding

(a)

79.5

93.0

Shares Added from Equity Offering (not yet included)

(b)

8.4

8.4

Pro Forma Shares

87.9

101.4

Basic

(after dividend)

Fully Diluted

(before dividend)

Adjusted Income from Continuing Operations Per Share

11.2¢

16.6¢

Pro Forma Adjusted

13.4¢

18.0¢

Accretion Percent

19.6%

8.4%

ADJUSTED INCOME

SHARE COUNT

EARNINGS PER SHARE

SECOND QUARTER 2008